Exhibit 99.1

Goldman Sachs US Financial Services Conference

December 11, 2024

Chairman, President and CEO Kevin Blair
EVP and Chief Financial Officer Jamie Gregory

SYNOVUS®

Forward-Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth, production and payoffs; (2) deposit growth and deposit costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our capital position; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (10) our effective tax rate; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share. The most comparable GAAP measure to this measure is diluted earnings per share. Management believes that non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. Non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. The computations of non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation.

Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus' control, or cannot be reasonably predicted. For the same reasons, Synovus' management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Company Profile

SYNOVUS®

Synovus Has Undergone a Multi-Year Transformation

Enhancing Our Right to Win

- **Collapsed Bank Charters** in 2010
- **Centralized Credit Risk Management**
- Augmented **Executive Leadership Team** from 2016-Present
- Shifted to **Single Brand** Name in 2017
- Expanded into **South Florida** with FCB Acquisition in 2018
- **Enhanced Enterprise Risk Functions**
- **Made Significant Technology Investments**
- **Launched Wholesale Bank** in 2019
- **Diversified Loan Portfolio** through Middle Market and Specialty C&I Lending
- Launched Dedicated **Treasury and Payment Solutions Group** in 2019
- Launched **Corporate and Investment Banking** in 2022
- Expanded **Commercial Sponsorships** in 2023

Building Upon a Strong Corporate Culture

Great Place To Work.
Certified
APR 2024-APR 2025
USA

Corporate Culture

Formal Leadership Development Programs

Voice of the Team Member 2023 Survey revealed **team member engagement and favorability that ranks in top 5% of the industry**

3 ***Human Capital Management Excellence*** Awards in 2024



American Banker 2024 Top 20 Banks by Reputation (#6)

Best of the Best Self-Service Innovation, Contact Center Award by Customer Contact Week in 2024

Multiple ***J.D. Power Awards, including #1 in Trust in 2023***

Voted Best Multi-Family Office and Wealth Planning at 11th Annual Family Wealth Report Awards 2024

Named ***Great Place To Work*** 4 Years In A Row

25 Greenwich Best Brand and Excellence Awards in 2024 – 4th highest number of awards among 500+ banks evaluated

With a Diversified Business Model

SYNOVUS

Wholesale Bank

Loans	$25.3B
Deposits	$13.7B
LTM Non-Interest Revenue	$54MM

Corporate & Investment Bank

Loans	$0.8B
Deposits	$0.2B
LTM Non-Interest Revenue	$9MM

Community Bank

Loans	$8.0B
Deposits	$10.9B
LTM Non-Interest Revenue	$68MM

Consumer Bank

Loans	$2.8B
Deposits	$18.6B
LTM Non-Interest Revenue	$75MM

Financial Management Services

Loans	$5.3B
Deposits	$1.2B
LTM Non-Interest Revenue	$184MM

Treasury & Payment Solutions[1]

LTM Non-Interest Revenue $86MM

Capital Markets[1][2]

LTM Non-Interest Revenue $38MM

Commercial Sponsorship[1][3]

LTM Non-Interest Revenue $53MM

Note: Loan and Deposit Information as of 09/30/2024; LTM as of 09/30/2024 (1) Treasury & Payment Solutions, Capital Markets, and Commercial Sponsorship fee categories are components of shown lines of business NIR performance; (2) Reclassifications with Non-Interest Revenue in 1Q24 resulted in prior periods being reclassified; (3) Commercial Sponsorship income includes GreenSky income and ISO sponsorship non-interest revenue

And Significant Economic Tailwinds

Projected 2025-2030 Population Growth	
Florida	6.0%
South Carolina	6.0%
Tennessee	4.2%
Georgia	4.1%
Alabama	3.5%
U.S.	2.4%

Projected 2025-2030 Population Growth	
Jacksonville	8.3%
Charleston, SC	7.4%
Savannah	6.2%
Tampa-St. Pete	5.7%
Nashville	5.6%
Atlanta	4.4%
Miami-FL-WPB	3.6%



Selected Top 5 Deposit Market Share Ranking Markets	Ranking
Atlanta-Sandy Springs-Roswell, GA	4
Columbus, GA	1
Birmingham, AL	5
Athens, GA	1
Columbia, SC	5
Pensacola, FL	3
Huntsville, AL	3
Montgomery, AL	5

Georgia	Atlanta • South's Economic Hub • World's Busiest Airport • Fintech's "Transaction Alley" • Major Film and TV Production Hub • 27 Fortune 1000 Company HQs	Columbus • Home to Fort Moore, the 5th Largest U.S. Army Base Savannah • Top Single Terminal Container Facility Athens • Home to the University of Georgia
Florida	Miami • Gateway to Latin America and International Business Hub • Tourism Mecca • Largest Cruise Ship Port in the World • 13 Fortune 1000 Company HQs	Tampa • 7 Fortune 1000 Company HQs Jacksonville • 4 Fortune 1000 Company HQs Panhandle • Robust Tourism Industry • Large Naval Aviation Presence
Alabama	Birmingham • 4 Fortune 1000 Company HQs	Huntsville • Home to Marshall Space Flight Center • Technology Hub Montgomery • Home to Maxwell Gunter Air Force Base • Hyundai Manufacturing Facility
Tennessee	Nashville • Music City USA • Robust Tourism Industry • Healthcare Capital • 13 Fortune 1000 Company HQs	
South Carolina	Charleston • Robust Tourism Industry • Manufacturing Hub • Port of Charleston	Columbia • Home to the University of South Carolina

Note: Market share data as of June 30.2024; Source: S&P Capital IQ

With a Strengthened Balance Sheet

Common Equity Tier 1 Ratio

Up 112 bps from 3Q22


9.52%
9.63%
9.77%
9.86%
10.13%
10.22%
10.38%
10.60%
10.64%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Allowance For Credit Losses

Up 11 bps from 3Q22


1.13%
1.15%
1.17%
1.19%
1.22%
1.24%
1.26%
1.25%
1.24%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Wholesale Funding[1]/Assets

Down 440 bps from 3Q22


16.4%
16.8%
18.8%
17.4%
15.0%
13.5%
13.4%
12.9%
12.0%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

SYNOVUS

(1) Wholesale Funding is defined as brokered deposits, FHLB borrowings, debt and selected other liabilities

Focused on Long-Term Shareholder Value Creation

Earnings Per Share[1]



Reported EPS 2016-2023 CAGR: 9.02%
Adjusted EPS 2016-2023 CAGR[3]: 11.04%
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2016
2017
2018
2019
2020
2021
2022
2023
LTM[2]
Reported Diluted EPS
Adjusted Diluted EPS[3]

Core Deposits Per Share[1]



2016-2023 CAGR: 7.32%
$186
$198
$213
$224
$291
$314
$297
$305
$313
2016
2017
2018
2019
2020
2021
2022
2023
3Q24[4]

Dividends per Share[1][5]



2016-2023 CAGR: 17.90%
$0.48
$0.60
$1.00
$1.20
$1.32
$1.32
$1.36
$1.52
$1.52
2016
2017
2018
2019
2020
2021
2022
2023
LTM[2]

SYNOVUS

(1) Diluted common share; (2) 4Q23-3Q24; (3) Non-GAAP financial measure, see appendix for applicable reconciliation; (4) Using 3Q24 Weighted Average Diluted Common Shares; (5) Cash dividends declared on common stock (per common share)

With Positive EPS Revisions and Stock Performance in 2024


2025E EPS Revision Trend
106.5%
106.3%
100.0%
98.5%
92.2%
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
SNV
KRX Median
KRX Top Quartile
KRX Bottom Quartile

SNV Total Shareholder Return Ranking Compared to KRX Members



#1 of 50

Last 12 Months[1]



#13 of 50

Last 3 Years[1]

SYNOVUS

Note: Data sourced from S&P Capital IQ Pro; (1) As of 11/29/2024

Outlook

SYNOVUS®

Capitalizing on Growth Tailwinds

Stronger Loan Growth

- *Strategic growth segments: Middle Market, Specialty Lending, CIB*
  - *Benefits from 2024 Middle Market Banker hiring and continued expansion*
  - *Structured Lending offering and coverage expansion*
  - *Further maturity of CIB and FIG industry vertical expansion*
- *Relationship Manager hiring in Middle Market, Commercial, Private Wealth and Small Business*
- *Return to growth in mature loan segments such as Senior Housing*

Balanced, Solid Core Deposit Growth

- *Middle Market & Commercial banking*
- *Relationship Manager hiring in Middle Market, Commercial, Private Wealth and Small Business*
- *Legal Industry deposit vertical addition*
- *Treasury and Payments Solutions: Liquidity Solutions Group*

Continued Healthy Non-Interest Revenue Growth

- *Treasury and Payment Solutions*
- *New Capital Markets platform*
- *Expanded Capital Markets capabilities, including Commodities and FX*
- *Relationship Manager hiring in Wealth Services*
- *Business Owner Wealth Strategy (BOWs)*

Relationship Manager Expansion Plan


Atlanta
Mkt Rank: 4
Mkt Share: 6.5%
Columbia
Mkt Rank: 5
Mkt Share: 5.6%
Birmingham
Mkt Rank: 5
Mkt Share: 6.8%
Charleston
Mkt Rank: 7
Mkt Share: 4.7%
Orlando
Mkt Rank: 12
Mkt Share: 1.5%
Tampa
Mkt Rank: 11
Mkt Share: 2.2%
Miami
Mkt Rank: 22
Mkt Share: 0.8%

Poised to grow after business rationalization & optimization in 2023-24

RM Expansion Plan:

- Targeted 20 – 30% expansion of relationship managers over the next 3 years across Commercial, Middle Market, Private Wealth, Brokerage, Personal Trust, and Small Business Banking
- Targeted growth markets include Atlanta, Central Florida, South Carolina, Birmingham, and South Florida

Why Now?

- Built a comprehensive and competitive product set
- Consolidated leadership within Middle Market, Wealth Services and Commercial
- Moving to refined delivery model
- Southeast disruption

Vetted, clear path towards execution

- **Support Functions Are Contemplated:** Key functional support areas have provided gearing ratios to ensure growing front-line business units are assisted as necessary
- **Project Management:** Enterprise resources devoted to monitoring execution and ensuring accountability

Note: Market rank and share sourced from FDIC deposit data at 6/30/2024

Structured Lending and CIB FIG Expansion in 2025

Expanding in Successful Verticals with Attractive Returns in all Operating Environments

Structured Lending Expansion

- Lending portfolio with attractive spreads and low through-the-cycle expected loss rates
- Low capital requirements due to certain loans being eligible for securitization classification

~30%+
Incremental Return on Capital

$1B+
Incremental 3-Year Loan Volume

~$30MM+
Incremental Run-Rate PPNR

Corporate & Investment Banking: FIG Expansion

- Successfully grown portfolio to ~$500MM in first two years of operation
- Business has generated meaningful capital markets revenue life-to-date, resulting in a 50%+ non-interest revenue/total revenue metric September 2024 YTD

15 - 20%+
Incremental Return on Capital

~$500MM
Incremental 3-Year Loan Volume

~$15MM+
Incremental Run-Rate PPNR

2025E Loan Growth Drivers

	High Growth	Moderate Growth	Low Growth	Rationalized
Businesses	Middle Market Specialty CIB	Commercial Banking Private Wealth Senior Housing	Institutional CRE Consumer Lending	National Accounts Third-Party Lending
Balances	~$12B	~$12B	~$16B	~$2B
2024E Growth	~5%	~(3%)	~(2%)	~(20%)
2025E Growth	**10% - 15%**	**0% - 5%**	**Relatively Stable**	**(5%) - 0%**

Note: Businesses highlighted are the primary businesses within these categories; Combined balances are as of 09/30/2024. Certain immaterial loan portfolios are not reflected in balances above.

SYNOVUS

4Q24 and 2024 Year Guidance

	4Q24 Guidance	2024 Full Year	
Period End Loan Growth	~(1%) QoQ	~(2%)	• Robust payoff/paydown activity and lower large corporate C&I utilization levels impacting balances
Period End Core Deposit[(1)] Growth	2% - 4% QoQ	3% - 5%	• 4Q24 growth in core deposits[(1)] supported by seasonal benefits and core commercial business line expansion
Adjusted Revenue[(2)(3)]	\$565MM - \$575MM	~(2.0%)	• Guidance assumes one additional 25 bp rate cut in December • Expect stable to slightly higher NIM in 4Q24 • Deposit pricing progressing as planned which is expected to result in short-term NII headwinds but relatively neutral long-term impacts • Expect 4Q24 adjusted non-interest revenue[(2)] of ~\$120 - \$125 million
Adjusted NIE[(2)(3)(4)]	\$305MM - \$310MM	~1% (Ex FDIC Special Assessments)	• Continue to prudently manage expense base
Net-Charge Offs	0.25% - 0.35%	0.30% - 0.35%	• In-line with prior guidance • Expect ACL/Loans ratio to be relatively stable in 4Q24
CET1 Ratio	~ 10.8%	~10.8%	• Managing relatively stable with modest support for CET1 ratio given lower loan balance; expect 4Q24 share repurchases of ~\$50 million
Effective Tax Rate	~23%	~22%	• Supported by tax credit investments • \$7 million increase in 4Q24 tax expense related to the resolution of a discrete state tax matter

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2023 baseline: adjusted revenue baseline of \$2.28 billion and adjusted NIE of \$1.26 billion, excluding the FDIC Special Assessment, the amount is \$1.21 billion; (4) SNV incurred \$51 million in FDIC special assessments in 2023 and \$7 million in 2024

2025 Guidance

	2025 Guidance	Key Assumptions
Period End Loan Growth	3% - 6%	• Driven by growth in strategic C&I loan categories, while headwinds abate from recent market-related activity and rationalization of targeted portfolios ▪ Increased CRE market activity could present a headwind in early 2025
Period End Core Deposit[1] Growth	3% - 6%	• Expect growth in core deposits[1] supported by broad based line of business contributions
Adjusted Revenue Growth[2][3]	3% - 7%	• Base case assumes the FOMC easing cycle continues with sequential 25 bp cuts until the target rate is 4.00%; range-bound 10-Year Treasury Yield between 4.00-4.50% • Expect relatively stable NIM in early 2025; easing cycle lags represent a near-term headwind while fixed-rate turnover provides longer-term NIM tailwind • Assumes that the core deposit portfolio composition remains relatively stable; slight remixing from CDs to MMA • Expect 2025 adjusted non-interest revenue[2] of $500 million - $520 million
Adjusted NIE Growth[2][3]	3% - 7%	• Expense growth associated with inflationary related costs (e.g., merit, occupancy), strategic growth initiatives such as relationship manager expansion and technology-related infrastructure investments
Net-Charge Offs	Relatively Stable in 1H25 vs. FY2024	• Assumes relatively stable economic conditions
CET1 Ratio	Relatively Stable	• Expect to manage CET1 Ratio near current levels; will continue to prioritize capital for core client growth • 2025 Capital Plan will be shared with 4Q24 results in January
Effective Tax Rate	~21% - 22%	• Supported by continued tax credit investments

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on 2024E adjusted revenue of approximately $2.235Bn and adjusted NIE baseline of approximately $1.230Bn

Allocation of 2025E Expense Growth

2.0 - 4.0%
Business as Usual
(e.g. Inflationary impacts)

\+

0.5 - 1.0%
Mandatory Investments
(Technology/ Compliance)

\+

2.0 - 3.0%
Strategic Investments
(Revenue and Infrastructure)

−

(1.0 - 2.0%)
Efficiencies

=

% GROWTH

3 - 7%
2025E Expense Growth

Investment Thesis

Back on Offense

- Significant, Programmatic Relationship Manager Hiring from 2025-2027
- Deposit Vertical Additions Support Core Funding Growth
- Loan Portfolio Rationalization Greatly Subsides

Core Commercial LOB Momentum Should Continue

- Middle Market & Specialty Lending Segments
- Treasury and Payment Solutions, Capital Markets, Wealth Services Non-Interest Revenue Segments
- CIB Has Long Growth Runway and Expanding FIG Group

Refining Delivery Models to Support Growth

- Third Party Payments
- Consumer Bank
- Wealth Services

Net Interest Margin Has Significant Tailwinds

- Steeper Yield Curve
- Fixed-Rate Asset Repricing
- Hedge Maturities
- Aggressive Deposit Repricing

Stable Asset Quality Outlook

- Soft Economic Landing is Probable
- ~80% of NPLs are Comprised of Just 10-12 Credits
- Strong CRE performance

SYNOVUS®
get there

Appendix

SYNOVUS®

Non-GAAP Financial Measures

(in thousands, except per share data)	3Q24	2Q24	1Q24	4Q23	LTM	2023	2022
Net income available to common shareholders	$169,628	$(23,741)	$114,822	$60,645	$321,354	$507,755	$724,739
Restructuring charges (reversals)	1,219	(658)	1,524	1,231	3,316	17,707	(9,690)
Valuation adjustment to Visa derivative	8,700	–	–	–	8,700	3,927	6,000
(Gain) loss on early extinguishment of debt	–	–	–	(4,497)	(4,497)	(5,400)	677
Gain on sale of GLOBALT	–	–	–	–	–	(1,929)	–
Recovery of NPA	–	–	–	–	–	(13,126)	–
Loss on other loans held for sale	–	–	–	–	–	50,064	–
Investment securities (gains) losses, net	–	256,660	–	77,748	334,408	76,718	–
Subtract/add: Tax effect of adjustments[1]	(2,427)	(62,644)	(373)	(18,226)	(83,670)	(31,312)	733
Adjusted net income available to common shareholders	**$177,120**	**$169,617**	**$115,973**	**$116,901**	**$579,611**	**$604,404**	**$722,459**
Weighted average common shares outstanding, diluted	143,979	145,565	147,122	146,877	145,886	146,734	146,481
Diluted EPS	$1.18	$(0.16)	$0.78	$0.41	$2.20[3]	$3.46	$4.95
Adjusted diluted EPS	**$1.23**	**$1.16[2]**	**$0.79**	**$0.80**	**$3.97[3]**	**$4.12**	**$4.93**

Amounts may not total due to rounding; (1) Assumed marginal tax rate of 24.5% for 3Q24-4Q23. For 2023, it was 24.5% and 24.3% in 2022. (2) Diluted shares of 146,034 (in thousands) used to calculate 2Q24 adjusted EPS. (3) For LTM, an average of weighted average common shares outstanding, diluted was used for 3Q24-4Q23.

Non-GAAP Financial Measures, continued

(in thousands, except per share data)	2021	2020	2019	2018	2017	2016
Net income available to common shareholders	$727,304	$340,532	$540,899	$410,478	$265,236	$236,546
Restructuring charges (reversals)	7,223	26,991	1,230	(51)	7,014	8,267
Valuation adjustment to Visa derivative	2,656	890	3,611	2,328	–	5,795
(Gain) loss on early extinguishment of debt	–	10,466	4,592	–	23,160	4,735
Cabela's Transaction Fee	–	–	–	–	(75,000)	–
3Q17 provision expense on loans transferred to loans held-for-sale	–	–	–	–	27,710	–
3Q17 discounts to fair value for completed or planned ORE accelerated dispositions	–	–	–	–	7,082	–
3Q17 asset impairment charges related to accelerated disposition of corporate real estate other properties	–	–	–	–	1,168	–
Earnout liability adjustments	507	4,908	10,457	11,652	3,759	–
Goodwill impairment	–	44,877	–	–	–	–
Gain on sale and change in fair value of private equity investments, net	–	(4,775)	(11,607)	4,743	3,093	1,026
Income tax expense (benefit), net related to Federal Tax Reform, SAB 118, State Tax Reform, and adjusted portion of other discrete items	–	–	4,402	(9,148)	42,334	–
Preferred stock redemption charge	–	–	–	4,020	–	–
Merger-related expense	–	–	56,580	10,065	110	1,636
Litigation settlement/contingency expense	–	–	–	(4,026)	701	2,511
Investment securities (gains) losses, net	799	(78,931)	7,659	1,296	289	(6,011)
Subtract/add: Tax effect of adjustments[1]	(2,702)	11,748	(9,343)	(1,008)	1,729	(6,646)
Adjusted net income available to common shareholders	**$735,787**	**$356,706**	**$608,480**	**$430,349**	**$308,385**	**$247,858**
Weighted average common shares outstanding, diluted	148,495	148,210	156,058	118,378	122,012	125,078
Net income per common share, diluted	$4.90	$2.30	$3.47	$3.47	$2.17	$1.89
Adjusted net income per common share, diluted	**$4.95**	**$2.41**	**$3.90**	**$3.64**	**$2.53**	**$1.98**

Amounts may not total due to rounding; (1) Assumed marginal tax rate was 25.3% in 2021, 25.9% in 2020 and 2019, 23.5% in 2018, and 37.0% in 2017 and 2016.